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EXHIBIT 10.10(13)

                FIRST MODIFICATION TO LOAN AND SECURITY AGREEMENT

         This First Modification to Loan and Security Agreement is entered into as of April 16, 2003 (this "Amendment"), by and among Fotoball U.S.A., Inc., ("Borrower"), a Delaware corporation and Comerica Bank-California, a California banking corporation ("Bank").

                                    RECITALS

         WHEREAS, Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 24, 2002, as amended (the "Agreement"); and

         WHEREAS, each of the parties to this Amendment desire to amend the Agreement in accordance herewith.

                                    AGREEMENT

         NOW, THEREFORE, the parties agree as follows:

         A.       Amendments to the Agreement

                  "The definition of net income in Section 6.16(d) of the Agreement is hereby amended to read as "Net Income after taxes of more than $100,000 on a rolling twelve-month basis" effective June 24, 2002 and thereafter."

         B.       Effect of Amendment, Representations and Warranties

                  1. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

                  2. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

         C.       Conditions Precedent to the Effectiveness of this Amendment

                  1. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

                  (a) this Amendment, duly executed by Borrower; and

                  (b) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

         D.       Miscellaneous Provisions

                  1. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.

                  2. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

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
COMERICA BANK-CALIFORNIA,                    FOTOBALL USA INC.,
A California banking corporation             A Delaware corporation


By: /s/ Stephen Cusato                       By: /s/ Thomas R. Hillebrandt
   ----------------------------------------      -------------------------
Stephen Cusato, Senior Vice President        Title: Sr. Vice President and Chief Financial Officer
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